EXHIBIT 10.1

FORM OF ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto Ronald J. Saul the right represented by a portion of the Warrant dated on or about December 10, 2002, to purchase 250,000 shares of Common Stock of Hydron Technologies, Inc., par value $.01 per share to which the Warrant relates and directs Hydron Technologies, Inc. to transfer such rights on its books and records.

Dated: October 26, 2005

/s/ Richard Banakus

Signature

Richard Banakus

82 Verissimo Drive

Novato, CA 94947